Exhibit 99.1

 Investor PresentationJuly 2018

 Forward-Looking Statements  This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements often use words such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should” “will,” or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. Such statements include, without limitation, references to Howard Bancorp, Inc.'s (“Howard”) beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intensions and future performance, including our growth strategy and expansion plans, including potential acquisitions. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

ORGANIC STRATEGY

- Our strategy is focused on long-term shareholder returns, which involves expending near-term resources to enhance our infrastructure, team and market presence to create the dominant multi-billion dollar banking franchise in the Greater Baltimore market

Organic / De Novo Growth Strategy Execution

- Grow organically through customer retention, expansion of existing customer relationships and targeted customer acquisition in select market segments
- Solidify positioning as the largest locally headquartered bank focused on SME clients
- Maintain strong net interest margin through lowering and desensitizing COF through focus on transaction accounts
- Executed on a team lift-out in first half of 2016; hiring long time PNC/Mercantile executive and former BB&T market president as new Chief Commercial Banking Officer
- Created de novo mortgage division, expanded through acquisition and restructured in 2018, which has diversified revenue stream/reduced vulnerability to spread income and created non-capital dependent earnings stream
- Eight capital raises – standalone and acquisition related since inception in 2004. Completed $41.4 million follow-on equity raise in 2017 and $173MM stock exchange in March 2018 in conjunction with First Mariner acquisition.

Note: Local markets include banks headquartered in Anne Arundel, Baltimore, Baltimore City, Carroll, Cecil, Frederick, Harford, Howard and Washington counties in Maryland; excludes announced merger transactions and mutual institutions.

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ACQUISITION STRATEGY

- Our strategy is to supplement organic growth with targeted, strategic acquisitions now focused on core deposit expansion to further lower COF, and/or excess capital and/or overlapping expense structures and/or specialized lending

Acquisition Strategy Execution

- Extend market presence through strategic M&A, including whole institutions, branches, team lift outs and divisions
  - Assumed Aberdeen branch deposits funded with commercial loans
  - Assumed Havre de Grace branch deposits funded with commercial loans
  - NBRS FDIC transaction innovatively structured
  - Patapsco acquisition
  - 1st Mariner acquisition
- Target rich environment with 51 targets / 15 meeting core criteria in targeted geographies with assets $400MM to $1.5B
- Non-bank acquisition and lift-out opportunities to enhance fee income

Note: Local markets include banks headquartered in Anne Arundel, Baltimore, Baltimore City, Carroll, Cecil, Frederick, Harford, Howard and Washington counties in Maryland; excludes announced merger transactions and mutual institutions.

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Rationale / Objectives of the HBMD/FMB Transaction   Create a stronger and more sustainable double digit commercial growth engine to permit expansion of existing relationships at both companies, penetration of new segments and customer by combining two companies uniquely focused on SME companies in Greater BaltimoreDeliver sophisticated Treasury Management products based on the selection of the “best of both” product sets and operating processes, and utilize larger, more efficient branch network to focus on small business deposits to ensure higher than average NIM in a compressing spread environment.Reduce the reliance of both companies on slightly oversized mortgage operations while maintaining an attractive level of non-spread income.Improve the efficiency of two sub-optimal operations through utilization of in market merger economics to rapidly improve scale.

   Summary of Transaction Terms    (1) Based on HBMD’s closing stock price of $18.00 as of February 28, 2018.(2) Based on 1st Mariner’s common shares outstanding of 3,725,893, convertible preferred shares outstanding of 1,774,125, 700,000 in-the-money options with weighted average exercise price of $20.54 and 75,000 in-the-money warrants with weighted average exercise price of $20.00 as of June 30, 2017, cashed out at $32.50 per share.  Acquirer:  Howard Bancorp, Inc. (Nasdaq: HBMD)  Target:  1st Mariner Bank  Price Per Share:(1)  $29.92  Aggregate Transaction Value:(1)(2)  $173.3 million  Consideration Mix:  100% Stock / Options & Warrants cashed out at $32.50  Fully Diluted Ownership:  Approximately 52% HBMD / 48% 1st Mariner  Board Seats:  Eight Seats (HBMD) / Six Seats (1st Mariner)  Approvals Received:  Customary regulatory approval; Howard & 1st Mariner shareholders  Date Closed:  March 1, 2018

  1st Mariner Transformation    Note: Financial data as of or for three months ended June 30, 2017.(1) Fourth quarter of 2013.  Loan Portfolio Composition  Deposit Portfolio Composition  $621M  $707M  Reg. CRE / TRBC  433%  244%  Originated vs. Acquired Loans  Q2 2017  2014 Pre-Capitalization(1)  2017 Q2  Balance  2017 Q2  2014 Pre-Capitalization(1)  NIB Balances:  $91M   54.6%  Core Funding:  Time Deposits:  $420M  NIB Balances:  $172M   71.8%  Core Funding:  Time Deposits:  $217M

 Howard’s Proven Track Record    Source: Pricing data from SNL Financial.  3 Year Stock Price Performance  Acquisitions  Recent Capital Offerings

 Future results driven by operating leverage  Efficiency Ratio Trend  Core ROAA   Future results driven by operating leverage  Project BBBB  Pro Forma Franchise  Future results Will be driven by operating leverage    * 2018 Data is YTD net of Merger Expenses

 Future results driven by operating leverage  Revenue Growth Trend  Future results driven by operating leverage  Project BBBB  Pro Forma Franchise  And strong Revenue growth    * 2018 Data is YTD

 Deposit summary      Data as of June 30, 2018*Second Quarter NIM  Total Deposits - $1.6 Billion  Net Interest Margin  41% Transaction Accounts

 Loan Summary      Data as of June 30, 2018  Total Loans HFI - $1.6 Billion  Historical Loans HFI ($M)  51% Commercial Accounts

 Data as of June 2018  CRE Concentrations    CRE NOO Asset Classes

 Data as of June 2018  CRE Concentrations    CRE Concentration Ratios

 Data as of June 2018  NPA Trends    Total NPAs & NPA Ratio  *The June 2018 NPAs include $15.2MM acquired from 1st Mariner  *

 Howard footprint    TBU: Update for most recent financials  TBU: New map that fits onto whle right side        HeadquartersBranchesLPO

 Future results driven by operating leverage  Source: SNL Financial. Note: Deposit data as of June 30, 2017.  Future results driven by operating leverage  Project BBBB  Pro Forma Franchise   Creating the leading Baltimore franchise    2017 – 2022 Projected Population Growth  2017 Projected Average Household Income / Growth  Largest State HQ Bank based on market share

   Expanded commercial presence  (1)  Source: SNL Financial. Bank level data as of March 2018. Pro forma for pending acquisitions.Does not include purchase accounting adjustments.(1) Local peers include Maryland based banks with a presence in the Baltimore-Columbia-Townson MSA.   Commercial Lending vs. Local Peers(1)

 Concluding Remarks      #1 local bank in the Baltimore MSABuilding on a story of consistent growth – balance sheet, revenue, returns – since founding Strong commercial bank focused on SME’s with significant market share after the 1st Mariner transaction provides excellent growth platform with significant acquisition and cross sell opportunitiesAccelerating EPS growth due to in market merger economics recently realized will continue to generate strong shareholder returnsGrowth built on differentiation from the average community banking model – customer segment focus; geographic selection; relentless focus on both organic and acquired; focus on transaction account funding; meaningful but controlled non-interest income sources Post capital raise and acquisition close: Russell index plus expected efficiencies from more scale and improved operating leverage position the currency well